Exhibit 10(aa)



                            CERTIFICATION OF BORROWER

The Northwestern Mutual Life
   Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202

Re: Release of certain existing collateral and substitution of certain additional collateral described on Exhibit "A" hereto (the "New Security") by Koger Equity, Inc., a Florida corporation ("Borrower") in connection with that certain $235,000,000 Northwestern Loan Nos. C-331917 and C-332344 (said transaction hereinafter referred to as the "Substitution")

Gentlemen:

         Pursuant to paragraph 17 of the Letter Agreement dated August 24, 2001 (the "Commitment") between Borrower and The Northwestern Mutual Life Insurance Company ("Northwestern"), borrower certifies to you that (i) all leases have been made available for review by Northwestern; (ii) all information submitted to Northwestern in connection with the Substitution is true and complete to the best of Borrower's knowledge and belief; (iii) except as disclosed in the Environmental Reports prepared by Law Engineering and Environmental Services, Inc. and by ATC Associates, Inc. in connection with the Substitution, the surveys certified to Northwestern in connection with the Substitution, or other written reports delivered by Borrower to Northwestern and to the best of Borrower's knowledge:

     (a) the New Security contains no underground storage tanks, asbestos, urea formaldehyde insulation, PCB's, petroleum products, drums, materials spills, stressed vegetation, present or past dumping or fill, discolored or disturbed soil, unusual or noxious odors, monitoring wells, roads or trails with no apparent outlet or purpose, hazardous substances, toxic substances, radon or other material that could be a hazard to health, safety or property values, or that could be a violation of any law or regulation;

     (b)  no part of the New Security contains a cemetery or burial ground;

     (c) no part of the New Security has been designated as wetlands under any federal, state or local law or regulation or by any governmental agency;


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     (d)  the New Security is not located in a flood plain;

     (e) the New Security can be legally occupied and there is n violation of building, zoning, use, environmental, Development of Regional Impact and concurrency laws or other laws affecting Borrower or the New Security;

     (f) the New Security is in compliance with the Americans with Disabilities Act; and

     (g) the New Security is adequately served by public water and sewage systems and electricity.

         Borrower acknowledges that Northwestern is relying upon the certifications contained herein in making the Substitution described in the Commitment.

         All capitalized terms used herein shall have the meaning ascribed to them in the Commitment.

Dated as of December 6, 2001                      KOGER EQUITY, INC., a Florida
                                                  corporation

                                                  By:  s/Thomas Brockwell
                                                  ------------------------------
                                                         Vice President

 (corporate seal)



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



                                   Exhibit "A"
                      New Security for 12/2001 Transaction

----------------------------------------------------------------------------------------------------------
Project Name/Location
Building Name                 Street Address                    City, State, Zip                 County
----------------------------------------------------------------------------------------------------------
Pool A:

Atlanta - Perimeter Park

Lincoln Parkway               1455 Lincoln Parkway              Atlanta, Georgia  30346          DeKalb
----------------------------------------------------------------------------------------------------------

Orlando - Lake Mary

Primera I                     610 Crescent Executive            Orlando, Florida 32746           Seminole

Primera II                    615 Crescent Executive            Orlando, Florida  32746
----------------------------------------------------------------------------------------------------------


Pool B:

Atlanta - Gwinnett Place

Clarkson                      3550 Koger Boulevard              Atlanta, Georgia  30096          Gwinnett

Duluth                        11501 Koger Boulevard             Atlanta, Georgia  30096

Gwinnett                      3575 Koger Boulevard              Atlanta, Georgia  30096
----------------------------------------------------------------------------------------------------------


Jacksonville, Florida-JTB

Windsor-Landstar              13410 Sutton Park Drive           Jacksonville, Florida  32256     Duval

Carlton                       5011 Gate Pkwy, Bld. 100          Jacksonville, Florida  32256

Collier                       5011 Gate Pkwy, Bld. 200          Jacksonville, Florida  32256

Deerwood Park                 7596 Centurion Parkway            Jacksonville, Florida 32256
----------------------------------------------------------------------------------------------------------

Orlando University

Dover                         11301 Corporate Boulevard         Orlando, Florida  32818          Orange
----------------------------------------------------------------------------------------------------------

St. Petersburg, Florida

Pasco                         805 Executive Center Drive N      St. Petersburg, Florida 33702    Pinellas
----------------------------------------------------------------------------------------------------------

Pool C:

none
----------------------------------------------------------------------------------------------------------

Pool D:

Orlando University

Rosemont                      11315 Corporate Boulevard         Orlando, Florida  32817          Orange
----------------------------------------------------------------------------------------------------------



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